                                AMENDMENT NO. 14
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 28, 2005, as follows:

      WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Income Allocation Fund and AIM International Allocation Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

                                     MAXIMUM
                                      ASSET
                                      BASED      MAXIMUM     MAXIMUM
                                      SALES      SERVICE    AGGREGATE
    AIM COUNSELOR SERIES TRUST        CHARGE       FEE         FEE
----------------------------------   --------    -------    ---------
PORTFOLIO - CLASS C SHARES
AIM Advantage Health Sciences Fund    0.75%       0.25%       1.00%
AIM Multi-Sector Fund                 0.75%       0.25%       1.00%

                                     MAXIMUM
                                      ASSET
                                      BASED      MAXIMUM     MAXIMUM
                                      SALES      SERVICE    AGGREGATE
       AIM EQUITY FUNDS               CHARGE       FEE         FEE
------------------------------       -------     -------    ---------
PORTFOLIO - CLASS C SHARES
AIM Aggressive Growth Fund            0.75%       0.25%       1.00%
AIM Blue Chip Fund                    0.75%       0.25%       1.00%
AIM Capital Development Fund          0.75%       0.25%       1.00%
AIM Charter Fund                      0.75%       0.25%       1.00%
AIM Constellation Fund                0.75%       0.25%       1.00%
AIM Diversified Dividend Fund         0.75%       0.25%       1.00%
AIM Large Cap Basic Value Fund        0.75%       0.25%       1.00%
AIM Large Cap Growth Fund             0.75%       0.25%       1.00%
AIM Mid Cap Growth Fund               0.75%       0.25%       1.00%
AIM Select Basic Value Fund           0.75%       0.25%       1.00%
AIM Weingarten Fund                   0.75%       0.25%       1.00%

                                        MAXIMUM
                                         ASSET
                                         BASED     MAXIMUM     MAXIMUM
                                         SALES     SERVICE    AGGREGATE
          AIM FUNDS GROUP                CHARGE      FEE         FEE
------------------------------------    -------    -------    ---------
PORTFOLIO - CLASS C SHARES
AIM Basic Balanced Fund                  0.75%      0.25%       1.00%
AIM European Small Company Fund          0.75%      0.25%       1.00%
AIM Global Value Fund                    0.75%      0.25%       1.00%
AIM International Small Company Fund     0.75%      0.25%       1.00%
AIM Mid Cap Basic Value Fund             0.75%      0.25%       1.00%
AIM Premier Equity Fund                  0.75%      0.25%       1.00%
AIM Select Equity Fund                   0.75%      0.25%       1.00%
AIM Small Cap Equity Fund                0.75%      0.25%       1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED     MAXIMUM      MAXIMUM
                                                SALES     SERVICE     AGGREGATE
             AIM GROWTH SERIES                  CHARGE      FEE          FEE
-------------------------------------------    -------    -------     ---------
PORTFOLIO - CLASS C SHARES
AIM Basic Value Fund                            0.75%      0.25%        1.00%
AIM Conservative Allocation Fund                0.75%      0.25%        1.00%
AIM Global Equity Fund                          0.75%      0.25%        1.00%
AIM Growth Allocation Fund                      0.75%      0.25%        1.00%
AIM Income Allocation Fund                      0.75%      0.25%        1.00%
AIM International Allocation Fund               0.75%      0.25%        1.00%
AIM Mid Cap Core Equity Fund                    0.75%      0.25%        1.00%
AIM Moderate Allocation Fund                    0.75%      0.25%        1.00%
AIM Moderate Growth Allocation Fund             0.75%      0.25%        1.00%
AIM Moderately Conservative Allocation Fund     0.75%      0.25%        1.00%
AIM Small Cap Growth Fund                       0.75%      0.25%        1.00%

                                      MINIMUM
                                       ASSET
                                       BASED      MAXIMUM      MAXIMUM
                                       SALES      SERVICE     AGGREGATE
  AIM INTERNATIONAL MUTUAL FUNDS       CHARGE       FEE          FEE
----------------------------------    -------     -------     ---------
PORTFOLIO - CLASS C SHARES
AIM Asia Pacific Growth Fund           0.75%       0.25%        1.00%
AIM European Growth Fund               0.75%       0.25%        1.00%
AIM Global Aggressive Growth Fund      0.75%       0.25%        1.00%
AIM Global Growth Fund                 0.75%       0.25%        1.00%
AIM International Core Equity Fund     0.75%       0.25%        1.00%
AIM International Growth Fund          0.75%       0.25%        1.00%

                                      MAXIMUM
                                       ASSET
                                       BASED      MAXIMUM      MAXIMUM
                                       SALES      SERVICE     AGGREGATE
      AIM INVESTMENT FUNDS             CHARGE       FEE          FEE
--------------------------------      -------     -------     ---------
PORTFOLIO - CLASS C SHARES
AIM Developing Markets Fund            0.75%       0.25%        1.00%
AIM Global Health Care Fund            0.75%       0.25%        1.00%
AIM Trimark Endeavor Fund              0.75%       0.25%        1.00%
AIM Trimark Fund                       0.75%       0.25%        1.00%
AIM Trimark Small Companies Fund       0.75%       0.25%        1.00%

                                      MAXIMUM
                                       ASSET
                                       BASED      MAXIMUM      MAXIMUM
                                       SALES      SERVICE     AGGREGATE
AIM INVESTMENT SECURITIES FUNDS        CHARGE       FEE          FEE
-------------------------------       -------     -------     ---------
PORTFOLIO - CLASS C SHARES
AIM Global Real Estate Fund            0.75%       0.25%        1.00%
AIM High Yield Fund                    0.75%       0.25%        1.00%
AIM Income Fund                        0.75%       0.25%        1.00%
AIM Intermediate Government Fund       0.75%       0.25%        1.00%
AIM Money Market Fund                  0.75%       0.25%        1.00%
AIM Municipal Bond Fund                0.75%       0.25%        1.00%
AIM Real Estate Fund                   0.75%       0.25%        1.00%
AIM Short Term Bond Fund               0.75%       0.25%        1.00%
AIM Total Return Bond Fund             0.75%       0.25%        1.00%

                                      MAXIMUM
                                       ASSET
                                       BASED      MAXIMUM      MAXIMUM
                                       SALES      SERVICE     AGGREGATE
        AIM SECTOR FUNDS               CHARGE       FEE          FEE
-------------------------------       -------     -------     ---------
PORTFOLIO - CLASS C SHARES
AIM Energy Fund                        0.75%       0.25%        1.00%
AIM Financial Services Fund            0.75%       0.25%        1.00%
AIM Gold & Precious Metals Fund        0.75%       0.25%        1.00%
AIM Leisure Fund                       0.75%       0.25%        1.00%
AIM Technology Fund                    0.75%       0.25%        1.00%
AIM Utilities Fund                     0.75%       0.25%        1.00%

                                      MAXIMUM
                                       ASSET
                                       BASED      MAXIMUM      MAXIMUM
                                       SALES      SERVICE     AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS        CHARGE       FEE          FEE
-------------------------------       -------     -------     ---------
PORTFOLIO - CLASS C SHARES
AIM Opportunities I Fund               0.75%       0.25%        1.00%
AIM Opportunities II Fund              0.75%       0.25%        1.00%
AIM Opportunities III Fund             0.75%       0.25%        1.00%

                                 MAXIMUM
                                  ASSET
                                  BASED     MAXIMUM     MAXIMUM
                                  SALES     SERVICE    AGGREGATE
        AIM STOCK FUNDS           CHARGE      FEE         FEE
-----------------------------    -------    -------    ---------
PORTFOLIO - CLASS C SHARES
AIM Dynamics Fund                 0.75%      0.25%       1.00%
AIM Small Company Growth Fund     0.75%      0.25%       1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED     MAXIMUM     MAXIMUM
                                    SALES     SERVICE    AGGREGATE
    AIM TAX-EXEMPT FUNDS            CHARGE      FEE         FEE
------------------------------     -------    -------    ---------
PORTFOLIO - CLASS C SHARES
AIM High Income Municipal Fund      0.75%      0.25%       1.00%

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  October 28, 2005